                                                                    EXHIBIT 99.1


SUBJECT TO REVISION
SERIES TERM SHEET DATED August 21, 2001



                                  Approximately
                                  $788,000,000
                             NovaStar Mortgage, Inc.


       NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2


                                   DISCLAIMER

Attached is a preliminary Series Term Sheet describing the structure, collateral pool and certain aspects of the NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2. The Series Term Sheet has been prepared by the Underwriter based on collateral information provided by NovaStar Mortgage, Inc. ("NovaStar") for informational purposes only and is subject to modification or change. Although NovaStar provided the Underwriter with certain information regarding the characteristics of the related collateral pool, it did not participate in the preparation of the Series Term Sheet. The information and assumptions contained therein are preliminary and will be superseded by a prospectus supplement and by any other additional information subsequently filed with the Securities and Exchange Commission or incorporated by reference in the Registration Statement.


First Union Securities, Inc. does not make any representation as to the accuracy or completeness of any of the information set forth in the attached Series Term Sheet. This cover sheet is not part of the Series Term Sheet.


A Registration Statement (including a base prospectus) relating to the Asset-Backed Certificates has been filed with the Securities and Exchange Commission. The final Prospectus Supplement relating to the securities will be filed after the securities have been priced and all of the terms and information are finalized. This communication is not an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Interested persons are referred to the final Prospectus and Prospectus Supplement to which the securities relate. Any investment decision should be based only upon the information in the final Prospectus and Prospectus Supplement as of their publication dates.


                     [LOGO OF FIRST UNION SECURITIES, INC.]

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                              Offered Certificates:

To Maturity:

                                                                                                Expected
                    Expected                                                                     Ratings
                  Approximate     Interest    Principal    Expected       Expected        --------------------
      Class         Size(1)         Type        Type       WAL (yrs)       Window          Moody's       S&P
      -----         -------         ----        ----       ---------       ------          -------       ---
       A-1        $744,000,000    Floating     Senior        3.23        9/01 - 9/17        Aaa         AAA
       M-1         16,000,000     Floating    Mezzanine      5.50        9/04 - 10/12       Aa2         AA
       M-2         16,000,000     Floating    Mezzanine      5.35        9/04 - 9/11         A2          A
       M-3         12,000,000     Floating    Mezzanine      5.00        9/04 - 12/09       Baa2        BBB
      AIO(3)          N/A            N/A         N/A          N/A            N/A            Aaa         AAA
       P(4)           N/A            N/A         N/A          N/A            N/A            Aaa      Not Rated

To 10% Call:

                                                                                                Expected
                    Expected                                                                     Ratings
                  Approximate     Interest    Principal    Expected       Expected        --------------------
      Class         Size(1)         Type        Type       WAL (yrs)       Window          Moody's       S&P
      -----         -------         ----        ----       ---------       ------          -------       ---
       A-1        $744,000,000    Floating     Senior        2.96        9/01 - 5/09        Aaa         AAA
       M-1         16,000,000     Floating    Mezzanine      5.11        9/04 - 5/09        Aa2          AA
       M-2         16,000,000     Floating    Mezzanine      5.10        9/04 - 5/09        A2           A
       M-3         12,000,000     Floating    Mezzanine      4.98        9/04 - 5/09        Baa2        BBB
      AIO(3)          N/A            N/A         N/A          N/A            N/A            Aaa         AAA
       P(4)           N/A            N/A         N/A          N/A            N/A            Aaa      Not Rated

     (1) The Approximate Size is subject to a permitted variance in the aggregate of plus or minus 10%.
     (2)  The Offered Certificates will be priced to call.
     (3) The Class AIO Certificateholders will be entitled to receive the excess interest, which is the weighted average interest due on the mortgage loans less Administrative Fees and the interest payable on the Offered Certificates.
     (4) The Class P Certificates will be entitled to all prepayment penalties received in respect of the mortgage loans and such amounts will not be available to the holders of the other Offered Certificates.

     Structure:
     ----------
     o Senior/Subordinated structure, whereby realized losses on the underlying mortgage loans will be allocated in the following order of priority: (i) to the overcollateralization amount described herein,
          (ii) to the Class M-3 Certificates, (iii) to the Class M-2 Certificates, and (iv) to the Class M-1 Certificates.

     o On the Clean-Up Call Date, the margin on the Class A-1 Certificates will increase by 2x and the margin on the Class M-1, M-2, and M-3 Certificates will increase by 1.5x times their related margin.

     o All classes of certificates may be subject to an Available Funds Cap as described herein.

    Pricing Speed:
    ----------------------------------------------------------------------------
    Fixed Rate Mortgage Loans: 20% HEP, which assumes that prepayments start at 2.00% CPR in month one, and increase by approximately 2.00% each month to 20% CPR in month ten, and remains at 20% CPR thereafter.

    Adjustable Rate Mortgage
    Loans:                      28% CPR.
    ----------------------------------------------------------------------------

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


    Contacts: First Union Securities, Inc.

    Trading/Syndicate               Phone                  E-mail Address
    -----------------               -----                  --------------
    Chris Choka                (704) 383-8267         chris.choka@funb.com
    Mark Adamson               (704) 383-7727         mark.adamson@funb.com

    Mortgage Finance                Phone                  E-mail Address
    ----------------                -----                  --------------
    Mike Ciuffo                (704) 715-1170         michael.ciuffo@funb.com
    Sean Walker                (704) 374-4398         sean.walker@funb.com
    Andrew Riebe               (704) 715-1403          andy.riebe@funb.com
    David Lyle                 (704) 715-8131         david.lyle@funb.com

    Structuring                     Phone                  E-mail Address
    -----------                     -----                  --------------
    Barbara Smith              (704) 383-8614         barbaram.smith@funb.com
    Serkan Erikci              (704) 715-1263         serkan.erikci@funb.com

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                                 SUMMARY OF TERMS
                                 ----------------

Title of Securities:             NovaStar Home Equity Loan Asset-Backed
                                 Certificates, Series 2001-2.

Offered Certificates:            Class A-1 ("Class A Certificates"), Class M-1,
                                 M-2 and M-3 ("Class M Certificates"), Class AIO
                                 ("Class AIO Certificates") and Class P
                                 ("Class P Certificates").

Retained Certificates:           Class O and the Residual Certificates. The
                                 Class O Certificates are a subordinate class and represent the Overcollateralization Amount.

Seller & Servicer:               NovaStar Mortgage, Inc. ("NovaStar" or the
                                 "Servicer").

Company:                         NovaStar Mortgage Funding Corporation (the
                                 "Company").

Trustee:                         Citibank, N.A. (the "Trustee").

Certificate Administrator:       First Union National Bank ("Certificate
                                 Administrator").

Ratings:

                                 It is a condition to the issuance of the Offered Certificates that the Class A-1 Certificates be rated "Aaa" by Moody's Investors Service, Inc. ("Moody's") and "AAA" by Standard and Poor's Ratings Services ("S&P"), that the Class AIO Certificates be rated "Aaa" by Moody's and "AAA" by S&P, that the Class M-1 Certificates by rated "Aa2" by Moody's and "AA" by S&P, that the Class M-2 Certificates be rated "A2" by Moody's and "A" by S&P, that the Class M-3 Certificates be rated "Baa2" by Moody's and "BBB" by S&P, and that the Class P Certificates be rated "Aaa" by Moody's.

Underwriters:                    Lead Underwriter: First Union Securities, Inc.
                                 Co-Underwriters: Greenwich Capital Markets,
                                   Inc. ("Greenwich") and Morgan Stanley Dean
                                   Witter & Co. ("Morgan Stanley").

Closing Date:                    On or about September [14], 2001.

Registration:                    DTC, Clearstream, Luxembourg and the Euroclear
                                 System.

Accrued Interest:                All Offered Certificates will settle with no
                                 accrued interest (settle flat).

Statistical Calculation Date:    The Statistical Calculation Date for each
                                 Representative Mortgage Loan is August 1, 2001.

Distribution Dates:              The 25th of each month, or if such day is not a
                                 business day, the next succeeding business day, commencing on September 25, 2001.

Record Date:                     The last business day prior to the applicable
                                 Distribution Date.

Cut-off Date:                    The Cut-off Date for each mortgage loan is the
                                 later of (i) the date of origination of such mortgage loan or (ii) September 1, 2001.

Due Date:                        The first day of the month of the related
                                 Distribution Date.

Due Period:                      With respect to any mortgage loan and Due Date,
                                 the period commencing on the second day of the month preceding the month of such Distribution
                                 Date and ending on the related Due Date.

Payment Delay:                   None.

Day Count:                       Actual / 360.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


Servicing Fee:                   50 basis points per annum of the aggregate
                                 principal balance of the Mortgage Loans
                                 ("Servicing Fee").

Administrative Fees:             Mortgage insurance fees, trustee fees, and
                                 servicing fees.

Clean-up Call:                   The Servicer has a clean-up call option which,
                                 if exercised, would result in early redemption of the Certificates on any Distribution Date on or after the aggregate principal balance of the mortgage loans has declined to 10% or less of the sum of the principal balance of the mortgage loans that comprise the Initial
                                 Mortgage Loan Pool plus the original
                                 pre-funding amount. The first Distribution Date on which the clean-up call may be exercised is the "Clean-Up Call Date."

Denomination:                    $25,000 minimum and multiples of $1,000 in
                                 excess thereafter.

SMMEA Eligibility:               The Class A-1 and the Class M-1 Certificates
                                 will constitute "mortgage related securities" for purposes of SMMEA, for so long as they are rated in at least the second highest rating category by one or more nationally recognized statistical rating agencies. Institutions whose investment activities are subject to legal investment laws and regulations or review by certain regulatory authorities may be subject to restrictions on investment in the Certificates.

ERISA Eligibility:               The Class A-1 Certificates and the Class M
                                 Certificates may be purchased by plans after the pre-funding has been completed, provided that certain conditions are satisfied. A fiduciary of any ERISA plan that is considering a purchase of Certificates should, among other things, consult with experienced legal counsel in determining whether all required conditions for purchase have been satisfied.

                                 Each investor of a Class A or Class M
                                 Certificate purchased in book-entry form will be deemed to represent that it complies with the restrictions described under "ERISA Considerations" in the prospectus supplement.

Tax Status:                      The Trust will elect to be treated as one or
                                 more Real Estate Mortgage Investment Conduits
                                 ("REMICs") for federal income tax purposes. The
                                 Offered Certificates will be designated as "regular interests" in a REMIC.
                                 Certificateholders will include interest on the Certificates as income in accordance with an accrual method of accounting.

Mortgage Loan Pool:              The mortgage loan pool will consist of
                                 conventional, monthly payment, first lien, adjustable rate and fixed rate mortgage loans with terms to maturity of not more than 30 years from the date of origination.

Initial Mortgage Loan Pool:      The Initial Mortgage Loan Pool, as of the
                                 Cut-off Date and the Closing Date, will consist of the Representative Mortgage Loan Pool and the Additional Mortgage Loan Pool.

Representative Mortgage
Loan Pool:                       The Representative Mortgage Loan Pool
                                 consists of approximately 78.48%
                                 adjustable rate mortgage loans (the
                                 "Adjustable Rate Representative Mortgage
                                 Loans") and approximately 21.52% fixed
                                 rate mortgage loans (the "Fixed Rate
                                 Representative Mortgage Loans") with an
                                 aggregate principal balance of
                                 $338,486,490.75 as of the Statistical
                                 Calculation Date. (The Adjustable Rate
                                 Representative Mortgage Loans together
                                 with the Fixed Rate Representative
                                 Mortgage Loans are the "Representative
                                 Mortgage Loans").

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


Additional Mortgage
Loan Pool:                       After the Statistical Calculation Date and
                                 prior to the Closing Date, an Additional
                                 Mortgage Loan Pool will be added to the Initial
                                 Mortgage Loan Pool. The Additional Mortgage
                                 Loan Pool is expected to have an aggregate principal balance of approximately $127,000,000 as of the Cut-off Date and will consist of mortgage loans closed after the Statistical
                                 Calculation Date and prior to the Cut-off Date.
                                 The composition and characteristics of the Additional Mortgage Loan Pool will be the same as those of the Representative Mortgage Loan
                                 Pool in all material respects. The
                                 Representative Mortgage Loan Pool and the
                                 Additional Mortgage Loan Pool are expected to have a combined aggregate principal balance of approximately $465,000,000 as of the Cut-off
                                 Date.

Pre-Funding Amount:              On the Closing Date, the Trust will deposit
                                 approximately $335,000,000 into a pre-funding account that will be used from time to time on or before December 13, 2001, to acquire subsequent mortgage loans.

                                 To the extent that the Trust does not
                                 fully use amounts on deposit in the
                                 pre-funding account to purchase
                                 subsequent mortgage loans by December
                                 13, 2001, the Trust will apply the
                                 remaining amounts as a prepayment of
                                 principal to the Certificates on the
                                 Distribution Date in December 2001.
                                 Although no assurance is possible, we do not anticipate that a material amount of principal will be prepaid on the Certificates from amounts in the pre-funding account.

Monthly Servicer Advances:       The Servicer is required to advance scheduled
                                 principal and interest (net of the Servicing
                                 Fee) for any delinquent mortgage loan, but is not required to make any advance which the Servicer deems to be non-recoverable.

Credit Enhancement:              Credit enhancement for the structure is
                                 provided by the following:

                                 (1)  Subordination: The Class M
                                      Certificates are subordinated to the
                                      Class A-1 Certificates. In addition,
                                      the rights of the holders of Class M
                                      Certificates with higher numerical
                                      designations will be subordinated to
                                      the rights of holders of Class M
                                      Certificates with lower numerical
                                      designations.

                                 (2)  Overcollateralization:
                                      Overcollateralization, which will be
                                      fully funded on the Closing Date,
                                      will be approximately 1.50% of the
                                      sum of: (a) the aggregate principal
                                      balance of the Initial Mortgage Loan
                                      Pool as of the Cut-off Date and (b)
                                      the original Pre-Funding Amount.

                                 (3)  Mortgage Insurance: Approximately
                                      100% of the Representative Mortgage
                                      Loans with a loan-to-value ratio in
                                      excess of 60% are covered by
                                      mortgage insurance policies issued
                                      by PMI Mortgage Assurance Company
                                      ("PMI"), Radian Guaranty, Inc.
                                      ("Radian") and the Mortgage Guaranty
                                      Insurance Corporation ("MGIC") (such
                                      loans are the "Insured Mortgage
                                      Loans"). Each mortgage insurance
                                      policy insures a portion of the loss
                                      on the mortgage loan covered by such
                                      policy to the extent that the
                                      uninsured exposure of the related
                                      mortgage loan is reduced to an
                                      amount equal to 50% of the original
                                      loan-to-value ratio of such mortgage
                                      loan. Approximately 99.85% of the
                                      Insured Mortgage Loans are insured
                                      by PMI, approximately 0.11% are
                                      insured by MGIC and approximately
                                      0.04% are insured by Radian.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                                 STRUCTURE
                                 ---------

The Trust:                       The Certificates will be backed by the Trust
                                 estate created by the pooling and servicing agreement, which consists primarily of the following:

                                 (i) the mortgage loans;

                                 (ii) collections in respect of principal and interest of the mortgage loans received after the Cut-off Date (other than payments due on or before the Cut-off Date);

                                 (iii) the amounts on deposit in the collection account, including the payment account in which amounts are deposited prior to payment to the Certificateholders, including net investment earnings;

                                 (iv) mortgage insurance policies and certain other insurance policies maintained by the mortgagors or by or on behalf of the Servicer or any sub-servicer;

                                 (v) an assignment of the Company's rights under the purchase agreement;

                                 (vi) amounts on deposit in the interest
                                 coverage account and the pre-funding account;

                                 (vii) the trustee's rights under the converted loan purchase agreement; and

                                 (viii) proceeds of the above.

Available Funds:                 The Available Funds for each Distribution Date
                                 will equal the amount received by the Trustee and available in the payment account on that Distribution Date. The Available Funds will generally be equal to the sum of the following amounts, net of Administrative Fees and amounts reimbursable to the Servicer:

                                 (i) the aggregate amount of scheduled payments on the mortgage loans due on the related Due Date and received on or prior to the related Determination Date;

                                 (ii) investment earnings on amounts in the payment account, plus miscellaneous fees and collections, including assumption fees and prepayment penalties, but excluding late fees;

                                 (iii) any unscheduled payments and receipts, including mortgagor prepayments on the mortgage loans, received during the related Prepayment Period and proceeds of repurchases, and adjustments in the case of substitutions and terminations, net liquidation proceeds, insurance proceeds, proceeds from any mortgage insurance policy and proceeds from the sale of converted mortgage loans;

                                 (iv) all advances made for that Distribution
                                 Date.

                                 (v) amounts on deposit in the supplemental interest account in accordance with the terms of the pooling and servicing agreement. In addition, on the Distribution Date that follows the termination of the pre-funding period, Available Funds will include the remaining amount on deposit in the pre-funding account at that time. During the pre-funding period, Available Funds will also include the withdrawn amount from the interest coverage account.

Prepayment Period:               The Prepayment Period for any Distribution Date
                                 is the period commencing on the day after the Determination Date in the month preceding the month in which such Distribution Date falls
                                 (or, in the case of the first Distribution
                                 Date, from the Cut-off Date) and ending on the Determination Date of the calendar month in which such Distribution Date falls.

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                                      -7-

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


Determination Date:              With respect to any Distribution Date, the 15th
                                 day of the calendar month in which such
                                 Distribution Date occurs or, if such 15th day is not a Business Day, the Business Day immediately preceding such 15th day.


                                 INTEREST DISTRIBUTIONS
                                 ----------------------

Interest Payments:               On each Distribution Date, the holders of the
                                 Class A and Class M Certificates will be entitled to receive an interest payment amount equal to interest accrued on the related certificate principal balance immediately prior to such Distribution Date at the related pass-through rate for the related accrual period.

                                 The pass-through rate for the Class A and Class M Certificates and each Distribution Date is the lesser of (1) the formula rate for that class and Distribution Date and (2) the Available Funds Cap Rate for that Distribution Date.

                                 The formula rate for the Class A and Class M
                                 Certificates is as follows (margins will be determined at pricing):

                                 Prior to the Rate Step Up Date:

                                 Class            Rate
                                 -----            ----
                                 A-1     1-Month LIBOR plus _______%
                                 M-1     1-Month LIBOR plus _______%
                                 M-2     1-Month LIBOR plus _______%
                                 M-3     1-Month LIBOR plus _______%

                                 On or after the Rate Step Up Date:

                                 Class            Rate
                                 -----            ----
                                 A-1     1-Month LIBOR plus _______%
                                 M-1     1-Month LIBOR plus _______%
                                 M-2     1-Month LIBOR plus _______%
                                 M-3     1-Month LIBOR plus _______%


                                 The "Rate Step Up Date" is the first
                                 Distribution Date to occur after the Clean-up Call Date. If the clean-up call is not exercised, the margin on the Class A-1 Certificates will increase to 2x the Class A-1 margin, and the margin on the Class M-1, M-2, and M-3 Certificates will increase to 1.5x their related margins.

                                 Calculation of 1-Month LIBOR
                                 The London interbank offered rate for one-month United States dollar deposits ("1-Month LIBOR") for each accrual period for the certificates will be determined on the second London business day preceding such accrual period on the basis of the offered rates of the reference banks for one-month United States dollar deposits, such rates appear on the Telerate Page 3750, as of 11:00 a.m. (London time).

                                 The 1-Month LIBOR rate for the first accrual period, which commences from the Closing Date to the first Distribution Date is established two London business days prior to the Closing Date.

                                 Class AIO Certificates
                                 The Class AIO Certificateholders will be entitled to receive the excess interest, which is the weighted average interest due on the mortgage loans less Administrative Fees and the interest payable on the Offered Certificates.

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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


Available Funds Cap Rate:        The Available Funds Cap Rate for each
                                 Distribution Date is the percentage equivalent of a fraction, the numerator of which is equal to the Interest Remittance Formula Amount plus any supplemental interest payment with respect to current interest for that Distribution Date, less the Administrative Fees for that Distribution Date, and the denominator of which is equal to the product of (1) the number of days in the accrual period multiplied by 360 and (2) the aggregate certificate principal balance of the Offered Certificates immediately prior to that Distribution Date.

                                 With respect to each Class and any Distribution Date, to the extent that the amount of interest paid to a class is reduced because the formula rate exceeds the Available Funds Cap Rate (such excess amount, the related "Available Funds Cap Carry-Forward Amount"), such amount will be carried forward and distributed, to the extent of funds available, to the holders of that Class, together with interest on that amount at the related formula rate applicable from time to time.

                                 Interest on the certificates will accrue during each accrual period. The accrual period is the period from the prior Distribution Date through and including the day preceding the related Distribution Date. In the case of the first Distribution Date, interest begins to accrue on the closing date. Interest will accrue on the basis of the actual number of days in the accrual period and a 360 day year.

Supplemental Interest Payment:   The Supplemental Interest Payment for any
                                 Distribution Date will be equal to the lesser of (x) amounts otherwise payable to holders of Class AIO Certificates and (y) the sum of (a) the difference between the formula rate of interest on the Offered Certificates and the Available Funds Cap Rate (without regard to the
                                 Supplemental Interest Payment) and (b) any unpaid interest shortfalls from prior
                                 Distribution Dates on the Offered Certificates caused by the application of the Available
                                 Funds Cap Rate.

Interest Remittance Amount:      The Interest Remittance Amount for any
                                 Distribution Date is that portion of the Available Funds for that Distribution Date allocable to interest.

Interest Remittance Formula
Amount: The Interest Remittance Formula Amount as of any Distribution Date is an amount equal to (a) the product of (x) 1/12 of the weighted average coupon rate of the mortgage loan pool as of the beginning of the related Due Period and (y) the aggregate principal balances of the mortgage loans as of the beginning of the related Due Period minus (b) the aggregate amount of Relief Act shortfalls and prepayment interest shortfalls for the related Prepayment Period.

Interest Allocation:             On each Distribution Date the Trustee will
                                 first distribute the prepayment penalties collected during the prior Prepayment Period to the holders of the Class P Certificates. After making that distribution, the Trustee will apply that portion of the available funds which represents the Interest Remittance Amount for that Distribution Date, to the payment of any Administrative Fees of the Trust which are due on that Distribution Date, and will then apply the remaining Interest Remittance Amount to the payment of interest then due on the Certificates in the following order of priority:

                                 First, to the holders of the Class AIO
                                 Certificates and the holders of the Class A-1 Certificates, the Class AIO Monthly Interest Distributable Amount and the Class A-1 Monthly Interest Distributable Amount; these payments are of equal priority to those two classes, and, in the event that the remaining Interest Remittance Formula Amount is insufficient to pay both classes the full amount due, the amount paid to the holders of each of these two classes will be a pro rata portion of the remaining Interest Remittance Formula Amount, with the allocation based on the relative proportions of the Class AIO Monthly Interest Distributable Amount and the Class A-1 Monthly Interest Distributable Amount;

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                                 Second, to the holders of the Class M-1
                                 Certificates, the Monthly Interest
                                 Distributable Amount for Class M-1;

                                 Third, to the holders of the Class M-2
                                 Certificates, the Monthly Interest
                                 Distributable Amount for Class M-2;

                                 Fourth, to the holders of the Class M-3
                                 Certificates, the Monthly Interest
                                 Distributable Amount for Class M-3;

                                 Fifth, to the holders of each class of Offered Certificates, the Available Funds Cap Carry-Forward Amount for that class, such amount to be paid in the following order of priority: Class A-1, Class M-1, Class M-2 and Class M-3; and

                                 Sixth, to the holders of the Residual
                                 Certificates, any remainder.

                                 On any Distribution Date, any shortfalls resulting from the application of the Civil Relief Act and any prepayment interest shortfalls to the extent not covered by compensating interest paid by the Servicer will be applied to reduce the Monthly Interest Distributable Amounts with respect to the Class A-1, Class M-1, Class M-2, Class M-3 and Class AIO Certificates on a pro rata basis, based on the respective amounts of interest accrued on such Certificates for such Distribution Date. The holders of the Certificates will not be entitled to reimbursement for any such interest shortfalls.

Class AIO Monthly Interest
Distributable Amount:            The Class AIO Monthly Interest Distributable
                                 Amount means, for any Distribution Date, the sum of (a) the Class AIO Unpaid Interest
                                 Shortfall Amount for that Distribution Date and
                                 (b) the Class AIO Current Interest for that
                                 Distribution Date. In the event of a shortfall in the full amount necessary to pay both the Class AIO Unpaid Interest Shortfall Amount and the Class AIO Current Interest amount, the available funds will be applied first to the Class AIO Unpaid Interest Shortfall Amount and then to the Class AIO Current Interest amount.

Class AIO Current Interest:      The Class AIO Current Interest as of any
                                 Distribution Date is equal to the excess, if any, of (x) Interest Remittance Formula Amount for that Distribution Date less (y) the sum of the administrative fees, the current interest for the Class A-1 Certificates, the Class M-1
                                 Certificates, the Class M-2 Certificates and the Class M-3 Certificates, and the Available
                                 Funds Cap Carry-Forward Amounts for each of the Offered Certificates. The "Current Interest" on each of the Class A-1, Class M-1, Class M-2 and
                                 Class M-3 Certificates will be calculated for this purpose by determining the Available Funds
                                 Cap Rate without regard to any Supplemental
                                 Interest Payment.

Class AIO Unpaid Interest
Shortfall Amount:                The Class AIO Unpaid Interest Shortfall Amount
                                 means (i) for the first Distribution Date, zero and (ii) for any Distribution Date after the first Distribution Date, the amount, if any, by which (a) the Class AIO Monthly Interest
                                 Distributable Amount on the immediately
                                 preceding Distribution Date exceeds (b) the aggregate amount distributed to the holders of the Class AIO Certificates on such preceding
                                 Distribution Date, plus interest on that amount, at the Class AIO pass-through rate for the related accrual period plus any Supplemental Interest Payment made on the immediately preceding Distribution Date.


Monthly Interest Distributable
Amount: The Monthly Interest Distributable Amount for any Distribution Date and class of Offered Certificates is the sum of (a) the Unpaid Interest Shortfall Amount for that class and Distribution Date and (b) the current interest for that class and Distribution Date. In the event of a shortfall in the full amount necessary to pay both the Unpaid Interest Shortfall Amount and the current interest for a class, distributions will first be applied to the Unpaid Interest Shortfall Amount and then to the current interest.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------

Unpaid Interest Shortfall
Amount: The Unpaid Interest Shortfall Amount means (i) for each class of Offered Certificates and the first Distribution Date, zero, and (ii) with respect to each class of Offered Certificates and any Distribution Date after the first Distribution Date, the amount, if any, by which
                                 (a) the Monthly Interest Distributable Amount for such class for the immediately preceding Distribution Date exceeds (b) the aggregate amount distributed on such class in respect of interest on such preceding Distribution Date, plus interest on that amount to the extent permitted by law, at the pass-through rate for such class for the related accrual period.


                                 PRINCIPAL DISTRIBUTIONS
                                 -----------------------

                                 The Class M Certificates are unlikely to receive any principal payments until, at the earliest, the Distribution Date occurring on September 25, 2004.

                                 Principal will be distributed to the
                                 Certificateholders of each class in accordance with a payment priority, which is designed to maintain a specified level of support below each class. This support consists of the certificates that are more subordinated to that class, as well as the overcollateralization, which is subordinated to all classes of the Offered Certificates.

Principal Remittance Amount:     The Principal Remittance Amount means with
                                 respect to any Distribution Date, the sum of
                                 (i) all scheduled payments of principal
                                 collected or advanced on the mortgage loans by the Servicer that were due during the related due period, (ii) the principal portion of all partial and full principal prepayments of the mortgage loans applied by the Servicer during the related Prepayment Period, (iii) the principal portion of all related net liquidation proceeds and insurance proceeds received during such Prepayment Period, (iv) that portion of the repurchase price, representing principal of any repurchased mortgage loan, deposited to the collection account during such Prepayment Period, (v) the principal portion of any related substitution adjustments deposited in the collection account during such Prepayment Period, (vi) in the case of the Distribution Date immediately following the end of the funding period, any amount remaining in the pre-funding account and not used by the Trustee to purchase additional mortgage loans and (vii) on the Distribution
                                 Date on which the Trust is to be terminated, that portion of the termination price relating to principal.

Principal Allocation:            On each Distribution Date (a) prior to the
                                 Crossover Date or (b) on which a Trigger Event is in effect, the holders of each class of Certificates shall be entitled to receive distributions in respect of principal to the extent of the Principal Remittance Amount in the following order of priority:

                                 First, to the holders of the Class A-1
                                 Certificates, until the certificate principal balance of the Class A-1 Certificates has been reduced to zero;

                                 Second, to the holders of the Class M-1
                                 Certificates, until the certificate principal balance of the Class M-1 Certificates has been reduced to zero;

                                 Third, to the holders of Class M-2
                                 Certificates, until the certificate principal balance of the Class M-2 Certificates has been reduced to zero;

                                 Fourth, to the holders of the Class M-3
                                 Certificates, until the certificate principal balance of the Class M-3 Certificates has been reduced to zero; and

                                 Fifth, to the holders of the Class O
                                 Certificates, any remainder.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                                 On each Distribution Date (a) on or after the Crossover Date and (b) on which a Trigger Event is not in effect, the holders of each class of Certificates shall be entitled to receive distributions in respect of principal as follows:

                                 First, to the holders of the Class A-1, M-1, M-2, and M-3 Certificates, sequentially, to maintain the credit enhancement levels shown in the tables below:

                                               Target %         Target Credit
                                 Class         of Pool            Enhancement
                                 -----         -------            -----------
                                 A-1            86.00%               14.00%
                                 M-1            90.00%               10.00%
                                 M-2            94.00%                6.00%
                                 M-3            97.00%                3.00%

                                 Second, to the holders of the Class O
                                 Certificates, until the principal balance thereof is reduced to zero; and

                                 Third, to the holders of the Residual
                                 Certificates.

                                 The allocation of principal with respect to the Class A-1 Certificates on each Distribution Date prior to the Crossover Date or on which a Trigger Event is in effect will have the effect of accelerating the amortization of the Class A-1 Certificates while, in the absence of realized losses, increasing the relative proportion of the Trust's assets represented by the Class M Certificates and the Class O Certificates. Increasing the relative proportion of the Trust's assets in the Class M Certificates and the Class O Certificates relative to that of the Class A-1 Certificates is intended to preserve the availability of the subordination provided by the Class M Certificates and the Class O Certificates.

Crossover Date:                  The Crossover Date means the later to occur of
                                 (x) the Distribution Date occurring in the 37th period and (y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates (calculated for this purpose only after taking into account distributions of principal on the mortgage loans but prior to principal distributions to the Certificates) is greater than or equal to 14%.

Trigger Event:                   A Trigger Event is in effect with respect to
                                 any Distribution Date if the three-month rolling average of mortgage loans delinquent
                                 [60] days or more exceeds 14% of the remaining pool balance.


                                 CREDIT ENHANCEMENT
                                 ------------------

                                 Credit enhancement is provided by the
                                 subordination of the Class M Certificates, overcollateralization, and private mortgage insurance.

                                 Subordination
                                 -------------
                                 The rights of the holders of the Class M
                                 Certificates to receive distributions will be subordinated, to the extent described herein, to the rights of the holders of the Class A-1 Certificates.

                                 In addition, the rights of the holders of the Class M Certificates with higher numerical class designations will be subordinated to the rights of holders of the Class M Certificates with lower numerical class designations.

                                 Subordination is intended to enhance the likelihood of regular distributions on the more senior classes of Offered Certificates and to afford those Certificates protection against losses.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                                 Overcollateralization
                                 ---------------------
                                 The Trust will have an initial level of
                                 overcollateralization of approximately
                                 $12,000,000 (the "Overcollateralization
                                 Amount"), which is 1.50% of the sum of (a) the aggregate principal balance of the Initial Mortgage Loan Pool as of the Cut-off Date and
                                 (b) the original Pre-Funding Amount.
                                 Overcollateralization is available for the benefit of all classes of Offered Certificates and is represented by the Class O Certificates.

                                 Mortgage Insurance
                                 ------------------
                                 As of the Closing Date, NovaStar will acquire, on behalf of the Trust, loan-level mortgage insurance policies for approximately 100% of the mortgage loans, which comprise the Initial Mortgage Loan Pool on the Closing Date and have a loan-to-value ratio in excess of 60%. The terms and conditions of the mortgage insurance policies are further discussed below.

Allocation of Losses:            Any realized losses on the mortgage loans will
                                 be allocated in the following order of
                                 priority: first, to the Overcollateralization
                                 Amount, which is represented by the Class O
                                 Certificates, second, to the Class M-3
                                 Certificates, third, to the Class M-2
                                 Certificates, and fourth, to the Class M-1
                                 Certificates.

                                 The Pooling and Servicing Agreement does not permit the allocation of realized losses to the Class A-1, Class AIO, or Class P Certificates. Investors in the Class A-1 Certificates should note that although realized losses cannot be allocated to the Class A-1 Certificates, under certain loss scenarios there will not be enough principal and interest on the mortgage loans to pay to the Class A-1 Certificates all interest and principal amounts to which they are then entitled.

                                 Once realized losses have been allocated to the Class M Certificates, such amounts with respect to these Certificates will no longer accrue interest nor will such amounts thereafter be reinstated.

Mortgage Insurance Policies:     As of the Statistical Calculation Date,
                                 approximately 99.85%, 0.11% and 0.04% of the Representative Mortgage Loans are covered by polices issued by PMI, MGIC and Radian, respectively. Each mortgage insurance policy insures losses on the principal balance of each such mortgage loan in an amount generally equal to, at the option of insurer, either:

                                     The sum of (i) the principal balance
                                     of the mortgage loan, (ii) unpaid
                                     accumulated interest due on the
                                     mortgage loan at the mortgage rate
                                     (for a maximum period of two years)
                                     and (iii) the amount of certain
                                     advances (such as hazard insurance,
                                     taxes, maintenance expenses and
                                     foreclosure costs) made by the
                                     Servicer, reduced by certain
                                     mitigating amounts collected with
                                     respect thereto (collectively, the
                                     "Loss Amount") in which case the
                                     mortgage insurer would take title to
                                     the mortgaged property, or

                                     An amount equal to the product of
                                     (i) the Loss Amount and (ii) the
                                     percentage of coverage (the
                                     "Coverage Percentage") specified in
                                     the mortgage insurance policy, in
                                     which case the issuer would retain
                                     title to (and the proceeds obtained
                                     in a foreclosure and sale of) the
                                     mortgaged property.

                                 The minimum Coverage Percentage specified in each mortgage insurance policy will be different depending upon the Original Loan-to-Value Ratio of the related mortgage loan (mortgage loans with higher Loan-to-Value Ratios will generally have a higher Coverage Percentage and mortgage loans with lower Loan-to-Value Ratios will generally have a lower Coverage Percentage). However, for each insured mortgage loan, the related Coverage Percentage will be a percentage sufficient to insure such mortgage loan to an effective Loan-to-Value Ratio of 50%. Each mortgage insurance policy will remain in place for the life of the related mortgage loan.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                                 Claim payments, if any, under a mortgage insurance policy will be made to the Servicer, deposited in the Collection Account and treated in the same manner as a prepayment of the related mortgage loan. Premiums payable on the mortgage insurance policies (the "MI Premiums") will be paid monthly by the Servicer with funds withdrawn from the Collection Account with respect to the related mortgage loans.

Conversion Feature of
Adjustable-Rate Loans:           Approximately 69.57% of the Representative
                                 Mortgage Loans and 91.46% of the Adjustable
                                 Rate Representative Mortgage Loans are, at the borrower's option, subject to conversion during a certain period into fixed-rate loans at a rate not to exceed 600 basis points over the FNMA rate for thirty-year fixed-rate loans only if certain conditions are met, for example, (a) the borrower has made timely payments on the loan during the twelve months immediately preceding the conversion date; (b) the borrower occupies the property; (c) the value of the property has not declined since the date of the original loan; and (d) the borrower meets the Servicer's property and credit standards.

Removal of Converted Loans
Pursuant to the Conversion
Feature: In the event of a conversion of a mortgage loan from an adjustable-rate to a fixed-rate, NovaStar Capital, Inc., an affiliate of the Seller and Servicer, will be obligated to purchase the mortgage loan from the pool at the outstanding principal balance of the mortgage loan. That is, the converted loans will be bought out of, and thus removed from, the pool after the conversion, causing an acceleration of principal distributions on the Certificates in accordance with their terms due to a prepayment of the pool. The purchase obligation of NovaStar Capital, Inc. will be fully guaranteed by NovaStar Financial, Inc., a publicly-held company.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


The following tables describe the Representative Mortgage Loan Pool as of the Statistical Calculation Date. After the Statistical Calculation Date and prior to the Closing Date, an Additional Mortgage Loan Pool will be added to the Representative Mortgage Loan Pool to form the Initial Mortgage Loan Pool. The Additional Mortgage Loan Pool will consist of mortgage loans closed after the Statistical Calculation Date and prior to the Closing Date. The composition and characteristics of the Additional Mortgage Pool will be the same as the composition and characteristics of the Representative Mortgage Loan Pool in all material respects.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                DESCRIPTION OF THE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

Summary Statistics


Cut-Off Date Principal Balance                               $338,486,490.75
   Number of Mortgage Loans                                            2,628
   Minimum                                                        $33,887.08
   Maximum                                                       $663,681.90
   Average                                                       $128,800.03
Current LTV Ratio
   Minimum                                                            10.52%
   Maximum                                                            99.96%
   Weighted Average                                                   82.36%
Current Interest Rate
   Minimum                                                            6.990%
   Maximum                                                           12.750%
   Weighted Average                                                   9.884%
Remaining Term (Months)
   Minimum                                                               118
   Maximum                                                               360
   Weighted Average                                                      332
Product Type
   Fully Amortizing Fixed Rate Mortgage Loans                          9.31%
   Fully Amortizing Adjustable Rate Mortgage Loans                    78.48%
   Fixed Rate Balloon Mortgage Loans                                  12.21%
Lien Position
   First Lien                                                        100.00%
Property Type
   Single Family Residence                                            76.94%
   PUD                                                                15.06%
   Multi-Unit                                                          3.62%
   Condo (Low-Rise)                                                    3.26%
   Manufactured                                                        0.70%
   Condo (Hi-Rise)                                                     0.41%
Occupancy Status
   Primary                                                            93.64%
   Investment (Non-Owner Occupied)                                     4.86%
   Secondary                                                           1.30%
   Investment (Owner Occupied)                                         0.21%
Geographic Concentration
   California                                                         18.57%
   Florida                                                            15.43%
   Michigan                                                            7.63%
   Number of States                                                       45
   Largest Zip Code Concentration (94533)                              0.45%
% of Loans with Prepayment Penalties                                  87.77%

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                DESCRIPTION OF THE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   Number of                 Aggregate                   % of Aggregate
Current Interest Rate (%)        Mortgage Loans           Principal Balance              Principal Balance
-------------------------        --------------           -----------------              -----------------
 6.501 -  7.000                          3                    $253,960.58                     0.08%
 7.001 -  7.500                         16                   2,597,525.48                     0.77
 7.501 -  8.000                         63                   9,694,093.99                     2.86
 8.001 -  8.500                        146                  23,371,392.31                     6.90
 8.501 -  9.000                        350                  50,453,949.63                    14.91
 9.001 -  9.500                        318                  45,093,282.86                    13.32
 9.501 - 10.000                        573                  74,227,946.17                    21.93
10.001 - 10.500                        362                  43,529,401.69                    12.86
10.501 - 11.000                        397                  47,122,192.65                    13.92
11.001 - 11.500                        200                  21,724,202.01                     6.42
11.501 - 12.000                        159                  16,457,542.89                     4.86
12.001 - 12.500                         33                   3,385,439.96                     1.00
12.501 - 13.000                          8                     575,560.53                     0.17
                                     -----                ---------------                   ------
Total                                2,628                $338,486,490.75                   100.00%
                                     =====                ===============                   ======

                                   Number of                 Aggregate                   % of Aggregate
Current LTV Ratio (%)            Mortgage Loans           Principal Balance              Principal Balance
--------------------             --------------           -----------------              -----------------
10.001 -  15.000                         2           $         139,883.81                     0.04%
20.001 -  25.000                         1                      94,895.83                     0.03
25.001 -  30.000                         7                     504,909.41                     0.15
30.001 -  35.000                         7                     803,527.39                     0.24
35.001 -  40.000                         8                     515,213.40                     0.15
40.001 -  45.000                        14                   1,719,098.41                     0.51
45.001 -  50.000                        20                   2,008,682.37                     0.59
50.001 -  55.000                        39                   3,724,371.26                     1.10
55.001 -  60.000                        47                   4,385,044.24                     1.30
60.001 -  65.000                        62                   7,260,353.69                     2.14
65.001 -  70.000                       182                  20,751,116.16                     6.13
70.001 -  75.000                       189                  24,426,547.15                     7.22
75.001 -  80.000                       663                  90,409,063.87                    26.71
80.001 -  85.000                       395                  50,187,361.24                    14.83
85.001 -  90.000                       606                  82,286,037.01                    24.31
90.001 -  95.000                       255                  34,368,632.92                    10.15
95.001 - 100.000                       131                  14,901,752.59                     4.40
                                     -----                ---------------                   ------
Total                                2,628                $338,486,490.75                   100.00%
                                     =====                ===============                   ======

--------------------------------------------------------------------------------
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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                DESCRIPTION OF THE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   Number of                 Aggregate                   % of Aggregate
Current Principal Balance ($)    Mortgage Loans           Principal Balance              Principal Balance
-----------------------------    --------------           -----------------              -----------------
 25,000.01 -  50,000.00                181                $  7,982,410.40                        2.36%
 50,000.01 -  75,000.00                522                  33,028,488.64                        9.76
 75,000.01 - 100,000.00                526                  46,046,732.13                       13.60
100,000.01 - 125,000.00                399                  44,870,034.61                       13.26
125,000.01 - 150,000.00                278                  37,968,567.07                       11.22
150,000.01 - 175,000.00                209                  33,712,200.34                        9.96
175,000.01 - 200,000.00                131                  24,433,227.72                        7.22
200,000.01 - 225,000.00                 99                  21,027,170.64                        6.21
225,000.01 - 250,000.00                 67                  15,862,033.52                        4.69
250,000.01 - 275,000.00                 48                  12,630,919.30                        3.73
275,000.01 - 300,000.00                 43                  12,458,966.71                        3.68
300,000.01 - 325,000.00                 25                   7,867,830.13                        2.32
325,000.01 - 350,000.00                 22                   7,466,992.10                        2.21
350,000.01 - 375,000.00                 16                   5,757,156.83                        1.70
375,000.01 - 400,000.00                 18                   7,010,789.93                        2.07
400,000.01 - 425,000.00                 13                   5,335,668.64                        1.58
425,000.01 - 450,000.00                 10                   4,397,745.39                        1.30
450,000.01 - 475,000.00                  7                   3,234,405.63                        0.96
475,000.01 - 500,000.00                  7                   3,444,822.02                        1.02
500,000.01 - 525,000.00                  1                     519,730.96                        0.15
525,000.01 - 550,000.00                  3                   1,599,237.96                        0.47
550,000.01 - 575,000.00                  1                     569,719.63                        0.17
575,000.01 - 600,000.00                  1                     597,958.55                        0.18
650,000.01 - 675,000.00                  1                     663,681.90                        0.20
                                     -----                ---------------                      ------
Total                                2,628                $338,486,490.75                      100.00%
                                     =====                ===============                      ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                DESCRIPTION OF THE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   Number of                 Aggregate                   % of Aggregate
Original LTV Ratio (%)           Mortgage Loans           Principal Balance              Principal Balance
----------------------           --------------           -----------------              -----------------
10.001 -  15.000                         2                $    139,883.81                      0.04%
20.001 -  25.000                         1                      94,895.83                      0.03
25.001 -  30.000                         7                     504,909.41                      0.15
30.001 -  35.000                         7                     803,527.39                      0.24
35.001 -  40.000                         7                     475,551.15                      0.14
40.001 -  45.000                        14                   1,485,187.12                      0.44
45.001 -  50.000                        20                   2,008,682.37                      0.59
50.001 -  55.000                        40                   3,997,944.80                      1.18
55.001 -  60.000                        46                   4,260,284.99                      1.26
60.001 -  65.000                        62                   7,290,942.78                      2.15
65.001 -  70.000                       181                  20,665,474.33                      6.11
70.001 -  75.000                       190                  24,494,412.80                      7.24
75.001 -  80.000                       663                  89,973,850.68                     26.58
80.001 -  85.000                       396                  51,090,709.07                     15.09
85.001 -  90.000                       608                  82,140,025.38                     24.27
90.001 -  95.000                       251                  33,835,099.44                     10.00
95.001 - 100.000                       133                  15,225,109.40                      4.50
                                     -----                ---------------                    ------
Total                                2,628                $338,486,490.75                    100.00%
                                     =====                ===============                    ======


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                DESCRIPTION OF THE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

Remaining Term                      Number of                 Aggregate                   % of Aggregate
to Maturity (Months)             Mortgage Loans           Principal Balance              Principal Balance
--------------------             --------------           -----------------              -----------------
116 - 120                                3                 $    196,270.18                     0.06
171 - 175                                1                       79,898.37                     0.02
176 - 180                              451                   48,542,351.88                    14.34
236 - 240                               16                    1,149,302.58                     0.34
296 - 300                                3                      268,775.85                     0.08
321 - 325                                2                      428,639.45                     0.13
326 - 330                                1                       72,580.90                     0.02
341 - 345                                1                      156,030.04                     0.05
346 - 350                                1                       60,835.16                     0.02
351 - 355                                3                      130,917.25                     0.04
356 - 360                            2,146                  287,400,889.09                    84.91
                                     -----                 ---------------                   ------
Total                                2,628                 $338,486,490.75                   100.00%
                                     =====                 ===============                   ======


                                   Number of                 Aggregate                   % of Aggregate
Occupancy Status                 Mortgage Loans           Principal Balance              Principal Balance
----------------                 --------------           -----------------              -----------------
Primary                             2,405                  $316,946,249.48                      93.64%
Investment (Non-Owner Occupied)       176                    16,435,119.25                       4.86
Secondary                              39                     4,384,460.01                       1.30
Investment (Owner Occupied)             8                       720,662.01                       0.21
                                    -----                  ---------------                     ------
Total                               2,628                  $338,486,490.75                     100.00%
                                    =====                  ===============                     ======

                                   Number of                 Aggregate                   % of Aggregate
Risk Classification              Mortgage Loans           Principal Balance              Principal Balance
-------------------              --------------           -----------------              -----------------
AAA                                   436                  $ 63,313,901.94                      18.71%
AA                                    832                   106,643,930.05                      31.51
A                                     517                    63,520,425.42                      18.77
A-                                    228                    28,481,091.83                       8.41
B                                     204                    23,752,487.04                       7.02
C                                      40                     4,181,114.29                       1.24
FICO Enhanced                         264                    34,067,273.81                      10.06
FICO Only                             107                    14,526,266.37                       4.29
                                    -----                  ---------------                     ------
Total                               2,628                  $338,486,490.75                     100.00%
                                    =====                  ===============                     ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                DESCRIPTION OF THE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   Number of                 Aggregate                   % of Aggregate
Documentation Type               Mortgage Loans           Principal Balance              Principal Balance
------------------               --------------           -----------------              -----------------
Full Documentation                  1,915                  $234,983,572.76                    69.42%
Stated                                620                    90,189,771.23                    26.65
Limited Documentation                  83                    11,879,483.79                     3.51
No Documentation                        8                     1,295,589.26                     0.38
No Income/No Asset Verification         2                       138,073.71                     0.04
                                    -----                  ---------------                   ------
Total                               2,628                  $338,486,490.75                   100.00%
                                    =====                  ===============                   ======

                                   Number of                 Aggregate                   % of Aggregate
Property Type                    Mortgage Loans           Principal Balance              Principal Balance
-------------                    --------------           -----------------              -----------------
Single Family Residence             2,092                 $260,443,396.22                     76.94%
PUD                                   302                   50,978,027.05                     15.06
Multi-Unit                             97                   12,260,096.17                      3.62
Condo (Low-Rise)                       93                   11,025,069.59                      3.26
Manufactured                           30                    2,377,477.07                      0.70
Condo (Hi-Rise)                        14                    1,402,424.65                      0.41
                                    -----                 ---------------                    ------
Total                               2,628                 $338,486,490.75                    100.00%
                                    =====                 ===============                    ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                DESCRIPTION OF THE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   Number of                 Aggregate                   % of Aggregate
Mortgage Loan Type               Mortgage Loans           Principal Balance              Principal Balance
------------------               --------------           -----------------              -----------------
2/28 - 6 Month LIBOR Index          1,751                 $240,729,303.35                     71.12%
3/27 - 6 Month LIBOR Index            181                   24,917,990.88                      7.36
15/30 Balloon                         373                   41,324,196.27                     12.21
10 Year Fixed Rate                      3                      196,270.18                      0.06
15 Year Fixed Rate                     79                    7,298,053.98                      2.16
20 Year Fixed Rate                     16                    1,149,302.58                      0.34
25 Year Fixed Rate                      3                      268,775.85                      0.08
30 Year Fixed Rate                    222                   22,602,597.66                      6.68
                                    -----                 ---------------                    ------
Total                               2,628                 $338,486,490.75                    100.00%
                                    =====                 ===============                    ======

                                   Number of                 Aggregate                   % of Aggregate
Loan Purpose                     Mortgage Loans           Principal Balance              Principal Balance
------------                     --------------           -----------------              -----------------
Cashout                             1,270                 $156,299,434.81                     46.18%
Purchase                            1,112                  149,537,159.59                     44.18
Rate/Term Refinance                   242                   32,172,873.74                      9.50
Construction                            4                      477,022.61                      0.14
                                    -----                 ---------------                    ------
Total                               2,628                 $338,486,490.75                    100.00%
                                    =====                 ===============                    ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                DESCRIPTION OF THE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                   Number of                 Aggregate                   % of Aggregate
Geographic Distribution          Mortgage Loans           Principal Balance              Principal Balance
-----------------------          --------------           -----------------              -----------------
California                            305                  $ 62,845,889.94                   18.57%
Florida                               454                    52,234,210.75                   15.43
Michigan                              239                    25,819,345.05                    7.63
Ohio                                  150                    14,505,242.03                    4.29
North Carolina                        106                    13,931,855.04                    4.12
Nevada                                 94                    13,606,982.31                    4.02
Colorado                               71                    11,250,461.87                    3.32
Tennessee                             118                    11,051,954.53                    3.27
Arizona                                87                    10,946,801.74                    3.23
Georgia                                93                    10,883,637.78                    3.22
Washington                             64                    10,534,361.65                    3.11
Massachusetts                          38                     6,982,662.66                    2.06
Kentucky                               66                     6,594,374.96                    1.95
Pennsylvania                           60                     6,328,132.23                    1.87
Oregon                                 41                     6,073,872.33                    1.79
Illinois                               49                     5,725,488.39                    1.69
Missouri                               56                     5,550,973.97                    1.64
Texas                                  48                     5,426,416.82                    1.60
Maryland                               32                     5,181,050.82                    1.53
Indiana                                61                     4,905,005.80                    1.45
Minnesota                              32                     4,686,525.73                    1.38
New Jersey                             29                     4,652,703.21                    1.37
Virginia                               29                     4,226,088.83                    1.25
Mississippi                            34                     3,920,909.69                    1.16
Arkansas                               35                     3,401,532.28                    1.00
New York                               25                     3,361,658.86                    0.99
Oklahoma                               42                     3,326,928.87                    0.98
South Carolina                         23                     2,413,203.40                    0.71
Connecticut                            15                     2,199,134.39                    0.65
Rhode Island                           17                     2,134,870.74                    0.63
New Hampshire                          12                     1,972,156.12                    0.58
Wisconsin                              13                     1,908,683.75                    0.56
Louisiana                              18                     1,905,534.15                    0.56
Idaho                                  15                     1,509,711.68                    0.45
District of Columbia                    7                     1,342,429.40                    0.40
New Mexico                             10                     1,231,643.64                    0.36
Utah                                    8                       913,577.15                    0.27
Kansas                                  7                       710,351.60                    0.21
Wyoming                                 5                       677,439.46                    0.20
Delaware                                6                       537,432.06                    0.16
West Virginia                           7                       439,850.46                    0.13
Nebraska                                2                       212,301.27                    0.06
Iowa                                    2                       175,394.31                    0.05
Vermont                                 1                       139,944.36                    0.04
Montana                                 2                       107,764.67                    0.03
                                    -----                  ---------------                  ------
Total                               2,628                  $338,486,490.75                  100.00%
                                    =====                  ===============                  ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


           DESCRIPTION OF THE FIXED RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

Summary Statistics

Cut-Off Date Principal Balance                                $72,839,196.52
   Number of Mortgage Loans                                              696
   Minimum                                                        $36,942.01
   Maximum                                                       $663,681.90
   Average                                                       $104,654.02
Current LTV Ratio
   Minimum                                                            22.65%
   Maximum                                                            99.96%
   Weighted Average                                                   82.40%
Current Mortgage Rate
   Minimum                                                            6.990%
   Maximum                                                           12.750%
   Weighted Average                                                  10.043%
Remaining Term (Months)
   Minimum                                                               118
   Maximum                                                               360
   Weighted Average                                                      236
Product Type
   Fully Amortizing Fixed Rate Mortgage Loans                         43.27%
   Fixed Rate Balloon Mortgage Loans                                  56.73%
Lien Position
   First Lien                                                        100.00%
Property Type
   Single Family Residence                                            78.21%
   PUD                                                                13.30%
   Multi-Unit                                                          4.56%
   Condo (Low-Rise)                                                    2.64%
   Manufactured                                                        1.02%
   Condo (Hi-Rise)                                                     0.27%
Occupancy Status
   Primary                                                            92.52%
   Investment (Non-Owner Occupied)                                     6.49%
   Secondary                                                           0.72%
   Investment (Owner Occupied)                                         0.26%
Geographic Concentration
   Florida                                                            18.62%
   California                                                          7.26%
   Tennessee                                                           6.65%
   Number of States                                                       42
   Largest Zip Code Concentration (92672)                              1.05%
% of Loans with Prepayment Penalties                                  81.07%

--------------------------------------------------------------------------------
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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


          DESCRIPTION OF THE FIXED RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


                                         Number of Fixed                Fixed Rate             % of Fixed Rate
Current Interest Rate (%)              Rate Mortgage Loans           Principal Balance       Principal Balance
-------------------------              -------------------           -----------------       -----------------
 6.501 -  7.000                                  3                    $   253,960.58                0.35%
 7.001 -  7.500                                  8                      1,340,002.27                1.84
 7.501 -  8.000                                 30                      3,508,722.10                4.82
 8.001 -  8.500                                 42                      5,959,020.41                8.18
 8.501 -  9.000                                 91                     10,800,099.58               14.83
 9.001 -  9.500                                 71                      7,073,740.70                9.71
 9.501 - 10.000                                103                      9,800,864.49               13.46
10.001 - 10.500                                 56                      5,162,091.69                7.09
10.501 - 11.000                                101                      9,731,563.15               13.36
11.001 - 11.500                                 73                      7,591,794.54               10.42
11.501 - 12.000                                 82                      8,103,478.45               11.13
12.001 - 12.500                                 28                      2,938,298.03                4.03
12.501 - 13.000                                  8                        575,560.53                0.79
                                               ---                    --------------              ------
Total                                          696                    $72,839,196.52              100.00%
                                               ===                    ==============              ======

                                         Number of Fixed                Fixed Rate             % of Fixed Rate
Current LTV Ratio (%)                  Rate Mortgage Loans           Principal Balance       Principal Balance
---------------------                  -------------------           -----------------       -----------------
20.001 -  25.000                                 1                    $    94,895.83                0.13%
25.001 -  30.000                                 2                        104,418.79                0.14
30.001 -  35.000                                 4                        597,360.48                0.82
35.001 -  40.000                                 5                        351,317.68                0.48
40.001 -  45.000                                 6                        608,454.96                0.84
45.001 -  50.000                                 9                        700,858.58                0.96
50.001 -  55.000                                14                      1,342,503.16                1.84
55.001 -  60.000                                15                        889,799.37                1.22
60.001 -  65.000                                25                      2,318,244.17                3.18
65.001 -  70.000                                47                      5,071,364.79                6.96
70.001 -  75.000                                54                      4,497,130.31                6.17
75.001 -  80.000                               153                     17,225,199.65               23.65
80.001 -  85.000                                74                      8,068,891.43               11.08
85.001 -  90.000                               110                     11,056,866.35               15.18
90.001 -  95.000                                47                      5,060,104.46                6.95
95.001 - 100.000                               130                     14,851,786.51               20.39
                                               ---                    --------------              ------
Total                                          696                    $72,839,196.52              100.00%
                                               ===                    ==============              ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


          DESCRIPTION OF THE FIXED RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              Number of Fixed                Fixed Rate             % of Fixed Rate
Current Principal Balance ($)               Rate Mortgage Loans           Principal Balance       Principal Balance
-----------------------------               -------------------           -----------------       -----------------
 25,000.01 -  50,000.00                             76                     $ 3,353,601.53                 4.60%
 50,000.01 -  75,000.00                            193                      12,091,768.27                16.60
 75,000.01 - 100,000.00                            162                      14,263,568.16                19.58
100,000.01 - 125,000.00                            106                      11,947,141.47                16.40
125,000.01 - 150,000.00                             54                       7,312,061.06                10.04
150,000.01 - 175,000.00                             36                       5,818,930.59                 7.99
175,000.01 - 200,000.00                             17                       3,183,976.83                 4.37
200,000.01 - 225,000.00                             21                       4,410,981.95                 6.06
225,000.01 - 250,000.00                              8                       1,872,233.63                 2.57
250,000.01 - 275,000.00                              3                         804,914.52                 1.11
275,000.01 - 300,000.00                              4                       1,152,849.56                 1.58
300,000.01 - 325,000.00                              2                         625,408.40                 0.86
350,000.01 - 375,000.00                              3                       1,073,438.47                 1.47
375,000.01 - 400,000.00                              2                         764,171.29                 1.05
400,000.01 - 425,000.00                              2                         809,258.02                 1.11
425,000.01 - 450,000.00                              4                       1,764,055.86                 2.42
450,000.01 - 475,000.00                              2                         927,155.01                 1.27
650,000.01 - 675,000.00                              1                         663,681.90                 0.91
                                                   ---                     --------------               ------
Total                                              696                     $72,839,196.52               100.00%
                                                   ===                     ==============               ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


          DESCRIPTION OF THE FIXED RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              Number of Fixed                Fixed Rate             % of Fixed Rate
Original LTV Ratio (%)                      Rate Mortgage Loans           Principal Balance       Principal Balance
----------------------                      -------------------           -----------------       -----------------
20.001 -  25.000                                     1                     $    94,895.83               0.13%
25.001 -  30.000                                     2                         104,418.79               0.14
30.001 -  35.000                                     4                         597,360.48               0.82
35.001 -  40.000                                     4                         311,655.43               0.43
40.001 -  45.000                                     6                         374,543.67               0.51
45.001 -  50.000                                     9                         700,858.58               0.96
50.001 -  55.000                                    15                       1,616,076.70               2.22
55.001 -  60.000                                    15                         889,799.37               1.22
60.001 -  65.000                                    24                       2,224,074.01               3.05
65.001 -  70.000                                    48                       5,165,534.95               7.09
70.001 -  75.000                                    54                       4,497,130.31               6.17
75.001 -  80.000                                   153                      17,225,199.65              23.65
80.001 -  85.000                                    73                       7,957,548.10              10.92
85.001 -  90.000                                   112                      11,233,021.60              15.42
90.001 -  95.000                                    45                       4,870,872.49               6.69
95.001 - 100.000                                   131                      14,976,206.56              20.56
                                                   ---                     --------------             ------
Total                                              696                     $72,839,196.52             100.00%
                                                   ===                     ==============             ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


          DESCRIPTION OF THE FIXED RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


Remaining Term to                             Number of Fixed                Fixed Rate             % of Fixed Rate
Maturity (Months)                           Rate Mortgage Loans           Principal Balance       Principal Balance
-----------------                           -------------------           -----------------       -----------------
116 - 120                                           3                      $   196,270.18              0.27%
171 - 175                                           1                           79,898.37              0.11
176 - 180                                         451                       48,542,351.88             66.64
236 - 240                                          16                        1,149,302.58              1.58
296 - 300                                           3                          268,775.85              0.37
321 - 325                                           2                          428,639.45              0.59
326 - 330                                           1                           72,580.90              0.10
346 - 350                                           1                           60,835.16              0.08
356 - 360                                         218                       22,040,542.15             30.26
                                                  ---                      --------------            ------
Total                                             696                      $72,839,196.52            100.00%
                                                  ===                      ==============            ======

                                              Number of Fixed                Fixed Rate             % of Fixed Rate
Occupancy Status                            Rate Mortgage Loans           Principal Balance       Principal Balance
----------------                            -------------------           -----------------       -----------------
Primary                                           627                      $67,393,049.89             92.52%
Investment (Non-Owner Occupied)                    62                        4,730,211.29              6.49
Secondary                                           5                          525,959.00              0.72
Investment (Owner Occupied)                         2                          189,976.34              0.26
                                                  ---                      --------------            ------
Total                                             696                      $72,839,196.52            100.00%
                                                  ===                      ==============            ======

                                              Number of Fixed                Fixed Rate             % of Fixed Rate
Risk Classification                         Rate Mortgage Loans           Principal Balance       Principal Balance
-------------------                         -------------------           -----------------       -----------------
AAA                                                137                  $16,163,534.07                22.19%
AA                                                 215                   22,113,622.31                30.36
A                                                  102                    9,956,099.41                13.67
A-                                                  41                    3,381,036.14                 4.64
B                                                   27                    2,231,766.16                 3.06
C                                                    8                      528,263.25                 0.73
FICO Enhanced                                      133                   14,936,441.06                20.51
FICO Only                                           33                    3,528,434.12                 4.84
                                                   ---                  --------------               ------
Total                                              696                  $72,839,196.52               100.00%
                                                   ===                  ==============               ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


           DESCRIPTION OF THE FIXED RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              Number of Fixed                Fixed Rate             % of Fixed Rate
Documentation Type                          Rate Mortgage Loans           Principal Balance       Principal Balance
------------------                          -------------------           -----------------       -----------------
Full Documentation                                522                      $51,656,834.89              70.92%
Stated                                            152                       19,218,887.98              26.39
Limited Documentation                              21                        1,889,401.55               2.59
No Income/No Asset Verification                     1                           74,072.10               0.10
                                                  ---                      --------------             ------
Total                                             696                      $72,839,196.52             100.00%
                                                  ===                      ==============             ======

                                              Number of Fixed                Fixed Rate             % of Fixed Rate
Property Type                               Rate Mortgage Loans           Principal Balance       Principal Balance
-------------                               -------------------           -----------------       -----------------
Single Family Residence                           562                      $56,968,214.37              78.21%
PUD                                                64                        9,689,837.22              13.30
Multi-Unit                                         33                        3,319,315.17               4.56
Condo (Low-Rise)                                   23                        1,919,718.75               2.64
Manufactured                                       11                          743,440.06               1.02
Condo (Hi-Rise)                                     3                          198,670.95               0.27
                                                  ---                      --------------             ------
Total                                             696                      $72,839,196.52             100.00%
                                                  ===                      ==============             ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


          DESCRIPTION OF THE FIXED RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              Number of Fixed                Fixed Rate             % of Fixed Rate
Mortgage Loan Type                          Rate Mortgage Loans           Principal Balance       Principal Balance
------------------                          -------------------           -----------------       -----------------
15/30 Balloon                                     373                      $41,324,196.27             56.73%
10 Year Fixed Rate                                  3                          196,270.18              0.27
15 Year Fixed Rate                                 79                        7,298,053.98             10.02
20 Year Fixed Rate                                 16                        1,149,302.58              1.58
25 Year Fixed Rate                                  3                          268,775.85              0.37
30 Year Fixed Rate                                222                       22,602,597.66             31.03
                                                  ---                      --------------            ------
Total                                             696                      $72,839,196.52            100.00%
                                                  ===                      ==============            ======

                                              Number of Fixed                Fixed Rate             % of Fixed Rate
Loan Purpose                                Rate Mortgage Loans           Principal Balance       Principal Balance
------------                                -------------------           -----------------       -----------------
Cashout                                           337                      $32,517,665.07             44.64%
Purchase                                          273                       29,550,453.05             40.57
Rate/Term Refinance                                84                       10,570,839.85             14.51
Construction                                        2                          200,238.55              0.27
                                                  ---                      --------------            ------
Total                                             696                      $72,839,196.52            100.00%
                                                  ===                      ==============            ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


           DESCRIPTION OF THE FIXED RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                              Number of Fixed                Fixed Rate             % of Fixed Rate
Geographic Distribution                     Rate Mortgage Loans           Principal Balance       Principal Balance
-----------------------                     -------------------           -----------------       -----------------
Florida                                           132                      $13,564,621.76              18.62%
California                                         33                        5,287,111.67               7.26
Tennessee                                          60                        4,842,228.93               6.65
Ohio                                               51                        4,676,354.72               6.42
North Carolina                                     34                        4,099,240.31               5.63
Michigan                                           39                        3,494,772.13               4.80
Georgia                                            25                        2,662,824.81               3.66
Arkansas                                           25                        2,116,221.31               2.91
New York                                           16                        2,008,956.85               2.76
Pennsylvania                                       22                        2,002,324.91               2.75
Texas                                              21                        1,989,038.52               2.73
Kentucky                                           23                        1,931,103.54               2.65
Mississippi                                        17                        1,685,908.18               2.31
Nevada                                             13                        1,619,501.07               2.22
Illinois                                           16                        1,546,759.60               2.12
Virginia                                           12                        1,542,155.97               2.12
Washington                                          8                        1,477,100.30               2.03
Maryland                                            9                        1,347,145.80               1.85
Minnesota                                          10                        1,201,427.81               1.65
Indiana                                            16                        1,170,604.79               1.61
Missouri                                           14                        1,077,598.23               1.48
South Carolina                                     12                        1,073,345.73               1.47
Arizona                                             7                        1,036,786.18               1.42
Massachusetts                                       6                          925,659.77               1.27
Oklahoma                                           12                          919,125.43               1.26
Connecticut                                         8                          873,239.27               1.20
Oregon                                              5                          872,435.58               1.20
New Jersey                                          6                          831,957.26               1.14
Colorado                                            7                          817,215.80               1.12
Rhode Island                                        6                          687,224.53               0.94
New Hampshire                                       5                          682,455.30               0.94
Louisiana                                           6                          580,697.63               0.80
District of Columbia                                2                          567,989.06               0.78
Wisconsin                                           3                          455,130.67               0.62
Idaho                                               3                          247,604.65               0.34
Delaware                                            2                          226,171.97               0.31
New Mexico                                          3                          174,392.00               0.24
Utah                                                2                          163,779.10               0.22
West Virginia                                       2                          137,218.60               0.19
Nebraska                                            1                           98,891.22               0.14
Iowa                                                1                           62,894.31               0.09
Kansas                                              1                           61,981.25               0.09
                                                  ---                      --------------             ------
Total                                             696                      $72,839,196.52             100.00%
                                                  ===                      ==============             ======

--------------------------------------------------------------------------------
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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


        DESCRIPTION OF THE ADJUSTABLE RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

Summary Statistics

Cut-Off Date Principal Balance                                $265,647,294.23
   Number of Mortgage Loans                                             1,932
   Minimum                                                         $33,887.08
   Maximum                                                        $597,958.55
   Average                                                        $137,498.60
Current LTV Ratio
   Minimum                                                             10.52%
   Maximum                                                             99.93%
   Weighted Average                                                    82.35%
Current Mortgage Rate
   Minimum                                                             7.125%
   Maximum                                                            12.375%
   Weighted Average                                                    9.841%
Remaining Term (Months)
   Minimum                                                                345
   Maximum                                                                360
   Weighted Average                                                       359
Product Type
   Fully Amortizing Adjustable Rate Mortgage Loans                    100.00%
Lien Position
   First Lien                                                         100.00%
Property Type
   Single Family Residence                                             76.60%
   PUD                                                                 15.54%
   Multi-Unit                                                           3.43%
   Condo (Low-Rise)                                                     3.37%
   Manufactured                                                         0.62%
   Condo (Hi-Rise)                                                      0.45%
Occupancy Status
   Primary                                                             93.94%
   Investment (Non-Owner Occupied)                                      4.41%
   Secondary                                                            1.45%
   Investment (Owner Occupied)                                          0.20%
Geographic Concentration
   California                                                          21.67%
   Florida                                                             14.56%
   Michigan                                                             8.40%
   Number of States                                                        45
   Largest Zip Code Concentration (94533)                               0.50%
% of Loans with Prepayment Penalties                                   89.60%

--------------------------------------------------------------------------------
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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


        DESCRIPTION OF THE ADJUSTABLE RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


Summary Statistics of Adjustable Rate Characteristics

Product Type
   2/28                                                               90.62%
   3/27                                                                9.38%
Index Type
   6-Month LIBOR                                                     100.00%
Minimum Interest Rate (%)
   Minimum                                                            7.125%
   Maximum                                                           12.375%
   Weighted Average                                                   9.839%
Maximum Interest Rate (%)
   Minimum                                                           14.125%
   Maximum                                                           19.375%
   Weighted Average                                                  16.840%
Interest Rate Margin
   Minimum                                                            3.750%
   Maximum                                                            8.000%
   Weighted Average                                                   5.568%
Months to Roll
   Minimum                                                                 9
   Maximum                                                                37
   Weighted Average                                                       24

--------------------------------------------------------------------------------
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     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


        DESCRIPTION OF THE ADJUSTABLE RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Current Interest Rate (%)                 Rate Mortgage Loans                 Principal Balance              Principal Balance
-------------------------                 -------------------                 -----------------              -----------------
 7.001 -  7.500                                    8                          $  1,257,523.21                      0.47%
 7.501 -  8.000                                   33                             6,185,371.89                      2.33
 8.001 -  8.500                                  104                            17,412,371.90                      6.55
 8.501 -  9.000                                  259                            39,653,850.05                     14.93
 9.001 -  9.500                                  247                            38,019,542.16                     14.31
 9.501 - 10.000                                  470                            64,427,081.68                     24.25
10.001 - 10.500                                  306                            38,367,310.00                     14.44
10.501 - 11.000                                  296                            37,390,629.50                     14.08
11.001 - 11.500                                  127                            14,132,407.47                      5.32
11.501 - 12.000                                   77                             8,354,064.44                      3.14
12.001 - 12.500                                    5                               447,141.93                      0.17
                                               -----                          ---------------                    ------
Total                                          1,932                          $265,647,294.23                    100.00%
                                               =====                          ===============                    ======

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Current LTV Ratio (%)                     Rate Mortgage Loans                 Principal Balance              Principal Balance
---------------------                     -------------------                 -----------------              -----------------
10.001 -  15.000                                 2                            $    139,883.81                      0.05%
25.001 -  30.000                                 5                                 400,490.62                      0.15
30.001 -  35.000                                 3                                 206,166.91                      0.08
35.001 -  40.000                                 3                                 163,895.72                      0.06
40.001 -  45.000                                 8                               1,110,643.45                      0.42
45.001 -  50.000                                11                               1,307,823.79                      0.49
50.001 -  55.000                                25                               2,381,868.10                      0.90
55.001 -  60.000                                32                               3,495,244.87                      1.32
60.001 -  65.000                                37                               4,942,109.52                      1.86
65.001 -  70.000                               135                              15,679,751.37                      5.90
70.001 -  75.000                               135                              19,929,416.84                      7.50
75.001 -  80.000                               510                              73,183,864.22                     27.55
80.001 -  85.000                               321                              42,118,469.81                     15.86
85.001 -  90.000                               496                              71,229,170.66                     26.81
90.001 -  95.000                               208                              29,308,528.46                     11.03
95.001 - 100.000                                 1                                  49,966.08                      0.02
                                             -----                            ---------------                    ------
Total                                        1,932                            $265,647,294.23                    100.00%
                                             =====                            ===============                    ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


        DESCRIPTION OF THE ADJUSTABLE RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Current Principal Balance ($)             Rate Mortgage Loans                 Principal Balance              Principal Balance
-----------------------------             -------------------                 -----------------              -----------------
 25,000.01 -  50,000.00                          105                          $  4,628,808.87                     1.74%
 50,000.01 -  75,000.00                          329                            20,936,720.37                     7.88
 75,000.01 - 100,000.00                          364                            31,783,163.97                    11.96
100,000.01 - 125,000.00                          293                            32,922,893.14                    12.39
125,000.01 - 150,000.00                          224                            30,656,506.01                    11.54
150,000.01 - 175,000.00                          173                            27,893,269.75                    10.50
175,000.01 - 200,000.00                          114                            21,249,250.89                     8.00
200,000.01 - 225,000.00                           78                            16,616,188.69                     6.25
225,000.01 - 250,000.00                           59                            13,989,799.89                     5.27
250,000.01 - 275,000.00                           45                            11,826,004.78                     4.45
275,000.01 - 300,000.00                           39                            11,306,117.15                     4.26
300,000.01 - 325,000.00                           23                             7,242,421.73                     2.73
325,000.01 - 350,000.00                           22                             7,466,992.10                     2.81
350,000.01 - 375,000.00                           13                             4,683,718.36                     1.76
375,000.01 - 400,000.00                           16                             6,246,618.64                     2.35
400,000.01 - 425,000.00                           11                             4,526,410.62                     1.70
425,000.01 - 450,000.00                            6                             2,633,689.53                     0.99
450,000.01 - 475,000.00                            5                             2,307,250.62                     0.87
475,000.01 - 500,000.00                            7                             3,444,822.02                     1.30
500,000.01 - 525,000.00                            1                               519,730.96                     0.20
525,000.01 - 550,000.00                            3                             1,599,237.96                     0.60
550,000.01 - 575,000.00                            1                               569,719.63                     0.21
575,000.01 - 600,000.00                            1                               597,958.55                     0.23
                                               -----                          ---------------                   ------
Total                                          1,932                          $265,647,294.23                   100.00%
                                               =====                          ===============                   ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


        DESCRIPTION OF THE ADJUSTABLE RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Original LTV Ratio (%)                    Rate Mortgage Loans                 Principal Balance              Principal Balance
---------------------                     -------------------                 -----------------              -----------------
10.001 -  15.000                                    2                          $    139,883.81                    0.05%
25.001 -  30.000                                    5                               400,490.62                    0.15
30.001 -  35.000                                    3                               206,166.91                    0.08
35.001 -  40.000                                    3                               163,895.72                    0.06
40.001 -  45.000                                    8                             1,110,643.45                    0.42
45.001 -  50.000                                   11                             1,307,823.79                    0.49
50.001 -  55.000                                   25                             2,381,868.10                    0.90
55.001 -  60.000                                   31                             3,370,485.62                    1.27
60.001 -  65.000                                   38                             5,066,868.77                    1.91
65.001 -  70.000                                  133                            15,499,939.38                    5.83
70.001 -  75.000                                  136                            19,997,282.49                    7.53
75.001 -  80.000                                  510                            72,748,651.03                   27.39
80.001 -  85.000                                  323                            43,133,160.97                   16.24
85.001 -  90.000                                  496                            70,907,003.78                   26.69
90.001 -  95.000                                  206                            28,964,226.95                   10.90
95.001 - 100.000                                    2                               248,902.84                    0.09
                                                -----                          ---------------                  ------
Total                                           1,932                          $265,647,294.23                  100.00%
                                                =====                          ===============                  ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


        DESCRIPTION OF THE ADJUSTABLE RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE


Remaining Term to                         Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Maturity (Months)                         Rate Mortgage Loans                 Principal Balance              Principal Balance
-----------------                         -------------------                 -----------------              -----------------
341 - 345                                            1                         $    156,030.04                         0.06%
351 - 355                                            3                              130,917.25                         0.05
356 - 360                                        1,928                          265,360,346.94                        99.89
                                                 -----                         ---------------                       ------
Total                                            1,932                         $265,647,294.23                       100.00%
                                                 =====                         ===============                       ======

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Occupancy Status                          Rate Mortgage Loans                 Principal Balance              Principal Balance
----------------                          -------------------                 -----------------              -----------------
Primary                                        1,778                          $249,553,199.59                     93.94%
Investment (Non-Owner Occupied)                  114                            11,704,907.96                      4.41
Secondary                                         34                             3,858,501.01                      1.45
Investment (Owner Occupied)                        6                               530,685.67                      0.20
                                               -----                          ---------------                    ------
Total                                          1,932                          $265,647,294.23                    100.00%
                                               =====                          ===============                    ======

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Risk Classification                       Rate Mortgage Loans                 Principal Balance              Principal Balance
-------------------                       -------------------                 -----------------              -----------------
AAA                                              299                          $ 47,150,367.87                     17.75%
AA                                               617                            84,530,307.74                     31.82
A                                                415                            53,564,326.01                     20.16
A-                                               187                            25,100,055.69                      9.45
B                                                177                            21,520,720.88                      8.10
C                                                 32                             3,652,851.04                      1.38
FICO Enhanced                                    131                            19,130,832.75                      7.20
FICO Only                                         74                            10,997,832.25                      4.14
                                               -----                          ---------------                    ------
Total                                          1,932                          $265,647,294.23                    100.00%
                                               =====                          ===============                    ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


        DESCRIPTION OF THE ADJUSTABLE RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Documentation Type                        Rate Mortgage Loans                 Principal Balance              Principal Balance
------------------                        -------------------                 -----------------              -----------------
Full Documentation                             1,393                           $183,326,737.87                   69.01%
Stated                                           468                             70,970,883.25                   26.72
Limited Documentation                             62                              9,990,082.24                    3.76
No Documentation                                   8                              1,295,589.26                    0.49
No Income/No Asset Verification                    1                                 64,001.61                    0.02
                                               -----                           ---------------                  ------
Total                                          1,932                           $265,647,294.23                  100.00%
                                               =====                           ===============                  ======

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Property Type                             Rate Mortgage Loans                 Principal Balance              Principal Balance
-------------                             -------------------                 -----------------              -----------------
Single Family Residence                        1,530                          $203,475,181.85                    76.60%
PUD                                              238                            41,288,189.83                    15.54
Condo (Low-Rise)                                  70                             9,105,350.84                     3.43
Multi-Unit                                        64                             8,940,781.00                     3.37
Manufactured                                      19                             1,634,037.01                     0.62
Condo (Hi-Rise)                                   11                             1,203,753.70                     0.45
                                               -----                          ---------------                   ------
Total                                          1,932                          $265,647,294.23                   100.00%
                                               =====                          ===============                   ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


        DESCRIPTION OF THE ADJUSTABLE RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Mortgage Loan Type                        Rate Mortgage Loans                 Principal Balance              Principal Balance
------------------                        -------------------                 -----------------              -----------------
2/28 - 6 Month LIBOR Index                     1,751                          $240,729,303.35                     90.62%
3/27 - 6 Month LIBOR Index                       181                            24,917,990.88                      9.38
                                               -----                          ---------------                    ------
Total                                          1,932                          $265,647,294.23                    100.00%
                                               =====                          ===============                    ======

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Loan Purpose                              Rate Mortgage Loans                 Principal Balance              Principal Balance
------------                              -------------------                 -----------------              -----------------
Cashout                                          933                           $123,781,769.74                    46.60%
Purchase                                         839                            119,986,706.54                    45.17
Rate/Term Refinance                              158                             21,602,033.89                     8.13
Construction                                       2                                276,784.06                     0.10
                                               -----                           ---------------                   ------
Total                                          1,932                           $265,647,294.23                   100.00%
                                               =====                           ===============                   ======

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Gross Margin (%)                          Rate Mortgage Loans                 Principal Balance              Principal Balance
----------------                          -------------------                 -----------------              -----------------
3.501 - 4.000                                    10                           $  1,406,417.42                      0.53%
4.001 - 4.500                                    90                             12,252,001.26                      4.61
4.501 - 5.000                                   317                             46,796,349.13                     17.62
5.001 - 5.500                                   513                             71,013,394.53                     26.73
5.501 - 6.000                                   571                             77,077,915.42                     29.02
6.001 - 6.500                                   354                             46,634,966.65                     17.56
6.501 - 7.000                                    69                              9,692,790.57                      3.65
7.001 - 7.500                                     5                                326,420.69                      0.12
7.501 - 8.000                                     3                                447,038.56                      0.17
                                              -----                           ---------------                    ------
Total                                         1,932                           $265,647,294.23                    100.00%
                                              =====                           ===============                    ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


        DESCRIPTION OF THE ADJUSTABLE RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Minimum Interest Rate (%)                 Rate Mortgage Loans                 Principal Balance              Principal Balance
------------------------                  -------------------                 -----------------              -----------------
 7.001 -  7.500                                      8                         $  1,257,523.21                     47.34%
 7.501 -  8.000                                     33                            6,185,371.89                      2.33
 8.001 -  8.500                                    104                           17,412,371.90                      6.55
 8.501 -  9.000                                    259                           39,653,850.05                     14.93
 9.001 -  9.500                                    247                           38,019,542.16                     14.31
 9.501 - 10.000                                    471                           64,530,300.98                     24.29
10.001 - 10.500                                    306                           38,663,670.46                     14.55
10.501 - 11.000                                    296                           37,390,629.50                     14.08
11.001 - 11.500                                    126                           13,732,827.71                      5.17
11.501 - 12.000                                     77                            8,354,064.44                      3.14
12.001 - 12.500                                      5                             $447,141.93                      0.17
                                                 -----                         ---------------                    ------
Total                                            1,932                         $265,647,294.23                    100.00%
                                                 =====                         ===============                    ======

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Maximum Interest Rate (%)                 Rate Mortgage Loans                 Principal Balance              Principal Balance
-------------------------                 -------------------                 -----------------              -----------------
14.001 - 14.500                                    8                           $  1,257,523.21                     0.47%
14.501 - 15.000                                   33                              6,185,371.89                     2.33
15.001 - 15.500                                  104                             17,412,371.90                     6.55
15.501 - 16.000                                  259                             39,653,850.05                    14.93
16.001 - 16.500                                  247                             38,019,542.16                    14.31
16.501 - 17.000                                  471                             64,530,300.98                    24.29
17.001 - 17.500                                  305                             38,429,951.88                    14.47
17.501 - 18.000                                  297                             37,624,348.08                    14.16
18.001 - 18.500                                  126                             13,732,827.71                     5.17
18.501 - 19.000                                   77                              8,354,064.44                     3.14
19.001 - 19.500                                    5                                447,141.93                     0.17
                                               -----                           ---------------                   ------
Total                                          1,932                           $265,647,294.23                   100.00%
                                               =====                           ===============                   ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


        DESCRIPTION OF THE ADJUSTABLE RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Initial Periodic Rate Cap (%)             Rate Mortgage Loans                 Principal Balance              Principal Balance
-----------------------------             -------------------                 -----------------              -----------------
3.000                                           1,932                         $265,647,294.23                    100.00%
                                                -----                         ---------------                    ------
Total                                           1,932                         $265,647,294.23                    100.00%
                                                =====                         ===============                    ======


                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Periodic Rate Cap (%)                     Rate Mortgage Loans                 Principal Balance              Principal Balance
-----------------------------             -------------------                 -----------------              -----------------
1.000                                           1,932                         $265,647,294.23                    100.00%
                                                -----                         ---------------                    ------
Total                                           1,932                         $265,647,294.23                    100.00%
                                                =====                         ===============                    ======

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Next Interest Adjustment Date             Rate Mortgage Loans                 Principal Balance              Principal Balance
-----------------------------             -------------------                 -----------------              -----------------
May 2002                                            1                         $    156,030.04                      0.06%
April 2003                                          1                              198,977.12                      0.07
May 2003                                           30                            4,764,647.79                      1.79
June 2003                                         579                           82,655,058.63                     31.11
July 2003                                         621                           83,095,409.24                     31.28
August 2003                                       518                           69,746,680.53                     26.26
September 2003                                      1                              112,500.00                      0.04
February 2004                                       3                              130,917.25                      0.05
May 2004                                            1                              276,830.56                      0.10
June 2004                                          62                            8,133,065.60                      3.06
July 2004                                          61                            8,505,145.21                      3.20
August 2004                                        53                            7,672,032.26                      2.89
September 2004                                      1                              200,000.00                      0.08
                                                -----                         ---------------                    ------
Total                                           1,932                         $265,647,294.23                    100.00%
                                                =====                         ===============                    ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


        DESCRIPTION OF THE ADJUSTABLE RATE REPRESENTATIVE MORTGAGE LOANS
                     AS OF THE STATISTICAL CALCULATION DATE

                                          Number of Adjustable                 Adjustable Rate             % of Adjustable Rate
Geographic Distribution                   Rate Mortgage Loans                 Principal Balance              Principal Balance
-----------------------                   -------------------                 -----------------              -----------------
California                                      272                           $ 57,558,778.27                    21.67%
Florida                                         322                             38,669,588.99                    14.56
Michigan                                        200                             22,324,572.92                     8.40
Nevada                                           81                             11,987,481.24                     4.51
Colorado                                         64                             10,433,246.07                     3.93
Arizona                                          80                              9,910,015.56                     3.73
North Carolina                                   72                              9,832,614.73                     3.70
Ohio                                             99                              9,828,887.31                     3.70
Washington                                       56                              9,057,261.35                     3.41
Georgia                                          68                              8,220,812.97                     3.09
Tennessee                                        58                              6,209,725.60                     2.34
Massachusetts                                    32                              6,057,002.89                     2.28
Oregon                                           36                              5,201,436.75                     1.96
Kentucky                                         43                              4,663,271.42                     1.76
Missouri                                         42                              4,473,375.74                     1.68
Pennsylvania                                     38                              4,325,807.32                     1.63
Illinois                                         33                              4,178,728.79                     1.57
Maryland                                         23                              3,833,905.02                     1.44
New Jersey                                       23                              3,820,745.95                     1.44
Indiana                                          45                              3,734,401.01                     1.41
Minnesota                                        22                              3,485,097.92                     1.31
Texas                                            27                              3,437,378.30                     1.29
Virginia                                         17                              2,683,932.86                     1.01
Oklahoma                                         30                              2,407,803.44                     0.91
Mississippi                                      17                              2,235,001.51                     0.84
Wisconsin                                        10                              1,453,553.08                     0.55
Rhode Island                                     11                              1,447,646.21                     0.54
New York                                          9                              1,352,702.01                     0.51
South Carolina                                   11                              1,339,857.67                     0.50
Connecticut                                       7                              1,325,895.12                     0.50
Louisiana                                        12                              1,324,836.52                     0.50
New Hampshire                                     7                              1,289,700.82                     0.49
Arkansas                                         10                              1,285,310.97                     0.48
Idaho                                            12                              1,262,107.03                     0.48
New Mexico                                        7                              1,057,251.64                     0.40
District of Columbia                              5                                774,440.34                     0.29
Utah                                              6                                749,798.05                     0.28
Wyoming                                           5                                677,439.46                     0.26
Kansas                                            6                                648,370.35                     0.24
Delaware                                          4                                311,260.09                     0.12
West Virginia                                     5                                302,631.86                     0.11
Vermont                                           1                                139,944.36                     0.05
Nebraska                                          1                                113,410.05                     0.04
Iowa                                              1                                112,500.00                     0.04
Montana                                           2                                107,764.67                     0.04
                                              -----                           ---------------                   ------
Total                                         1,932                           $265,647,294.23                   100.00%
                                              =====                           ===============                   ======

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                            Available Funds Cap Rate
                            ------------------------

To 10% Clean-Up Call

 Period         Date          AFC Rate           Period      Date           AFC Rate            Period       Date          AFC Rate
    0         09/14/01                             31       03/25/04         8.81%                62       10/25/06         8.52%
    1         09/25/01        22.82%               32       04/25/04         8.25%                63       11/25/06         8.25%
    2         10/25/01         8.37%               33       05/25/04         8.53%                64       12/25/06         8.52%
    3         11/25/01         8.10%               34       06/25/04         8.26%                65       01/25/07         8.25%
    4         12/25/01         8.37%               35       07/25/04         8.54%                66       02/25/07         8.25%
    5         01/25/02         8.10%               36       08/25/04         8.28%                67       03/25/07         9.13%
    6         02/25/02         8.11%               37       09/25/04         8.28%                68       04/25/07         8.25%
    7         03/25/02         8.98%               38       10/25/04         8.51%                69       05/25/07         8.53%
    8         04/25/02         8.12%               39       11/25/04         8.24%                70       06/25/07         8.25%
    9         05/25/02         8.39%               40       12/25/04         8.51%                71       07/25/07         8.53%
   10         06/25/02         8.12%               41       01/25/05         8.24%                72       08/25/07         8.25%
   11         07/25/02         8.40%               42       02/25/05         8.24%                73       09/25/07         8.25%
   12         08/25/02         8.13%               43       03/25/05         9.12%                74       10/25/07         8.53%
   13         09/25/02         8.14%               44       04/25/05         8.24%                75       11/25/07         8.27%
   14         10/25/02         8.41%               45       05/25/05         8.51%                76       12/25/07         8.55%
   15         11/25/02         8.15%               46       06/25/05         8.24%                77       01/25/08         8.28%
   16         12/25/02         8.42%               47       07/25/05         8.52%                78       02/25/08         8.29%
   17         01/25/03         8.16%               48       08/25/05         8.24%                79       03/25/08         8.87%
   18         02/25/03         8.16%               49       09/25/05         8.24%                80       04/25/08         8.30%
   19         03/25/03         9.04%               50       10/25/05         8.52%                81       05/25/08         8.59%
   20         04/25/03         8.17%               51       11/25/05         8.24%                82       06/25/08         8.32%
   21         05/25/03         8.45%               52       12/25/05         8.52%                83       07/25/08         8.61%
   22         06/25/03         8.18%               53       01/25/06         8.24%                84       08/25/08         8.34%
   23         07/25/03         8.46%               54       02/25/06         8.24%                85       09/25/08         8.35%
   24         08/25/03         8.19%               55       03/25/06         9.13%                86       10/25/08         8.64%
   25         09/25/03         8.20%               56       04/25/06         8.25%                87       11/25/08         8.37%
   26         10/25/03         8.48%               57       05/25/06         8.52%                88       12/25/08         8.66%
   27         11/25/03         8.21%               58       06/25/06         8.25%                89       01/25/09         8.39%
   28         12/25/03         8.49%               59       07/25/06         8.52%                90       02/25/09         8.40%
   29         01/25/04         8.22%               60       08/25/06         8.25%                91       03/25/09         9.31%
   30         02/25/04         8.23%               61       09/25/06         8.25%                92       04/25/09         8.42%
                                                                                                  93       05/25/09         8.71%

(1) Derived assuming indices constant at 3.640% and 3.56938% for 1 Month LIBOR and 6 Month LIBOR, using 100% PPA.

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                            Available Funds Cap Rate
                            ------------------------

To 10% Clean-Up Call

 Period         Date          AFC Rate           Period      Date          AFC Rate            Period       Date          AFC Rate
    0         09/14/01                             31       03/25/04        11.20%                62       10/25/06        11.50%
    1         09/25/01        22.82%               32       04/25/04        10.48%                63       11/25/06        11.12%
    2         10/25/01         8.37%               33       05/25/04        10.83%                64       12/25/06        11.49%
    3         11/25/01         8.10%               34       06/25/04        10.87%                65       01/25/07        11.11%
    4         12/25/01         8.37%               35       07/25/04        11.24%                66       02/25/07        11.10%
    5         01/25/02         8.10%               36       08/25/04        11.04%                67       03/25/07        12.28%
    6         02/25/02         8.11%               37       09/25/04        11.05%                68       04/25/07        11.09%
    7         03/25/02         8.98%               38       10/25/04        11.34%                69       05/25/07        11.45%
    8         04/25/02         8.12%               39       11/25/04        10.97%                70       06/25/07        11.07%
    9         05/25/02         8.39%               40       12/25/04        11.57%                71       07/25/07        11.43%
   10         06/25/02         8.12%               41       01/25/05        11.19%                72       08/25/07        11.06%
   11         07/25/02         8.40%               42       02/25/05        11.21%                73       09/25/07        11.05%
   12         08/25/02         8.13%               43       03/25/05        12.40%                74       10/25/07        11.41%
   13         09/25/02         8.14%               44       04/25/05        11.20%                75       11/25/07        11.05%
   14         10/25/02         8.41%               45       05/25/05        11.56%                76       12/25/07        11.42%
   15         11/25/02         8.15%               46       06/25/05        11.22%                77       01/25/08        11.05%
   16         12/25/02         8.42%               47       07/25/05        11.59%                78       02/25/08        11.05%
   17         01/25/03         8.16%               48       08/25/05        11.22%                79       03/25/08        11.82%
   18         02/25/03         8.16%               49       09/25/05        11.21%                80       04/25/08        11.06%
   19         03/25/03         9.04%               50       10/25/05        11.58%                81       05/25/08        11.43%
   20         04/25/03         8.17%               51       11/25/05        11.20%                82       06/25/08        11.06%
   21         05/25/03         8.45%               52       12/25/05        11.57%                83       07/25/08        11.44%
   22         06/25/03         8.18%               53       01/25/06        11.19%                84       08/25/08        11.07%
   23         07/25/03         8.46%               54       02/25/06        11.18%                85       09/25/08        11.07%
   24         08/25/03         9.00%               55       03/25/06        12.38%                86       10/25/08        11.45%
   25         09/25/03         9.00%               56       04/25/06        11.17%                87       11/25/08        11.08%
   26         10/25/03         9.31%               57       05/25/06        11.54%                88       12/25/08        11.46%
   27         11/25/03         9.01%               58       06/25/06        11.16%                89       01/25/09        11.09%
   28         12/25/03        10.54%               59       07/25/06        11.52%                90       02/25/09        11.10%
   29         01/25/04        10.20%               60       08/25/06        11.14%                91       03/25/09        12.29%
   30         02/25/04        10.47%               61       09/25/06        11.14%                92       04/25/09        11.11%
                                                                                                  93       05/25/09        11.49%
                                                                                                  94       06/25/09        11.12%

(1) Derived assuming indices constant at 8.640% and 8.56938% for 1 Month LIBOR and 6 Month LIBOR, using 100% PPA.


--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------

                           BOND SUMMARY (to Maturity)
                           --------------------------

A-1 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             6.18          4.29          3.23           2.53          2.05          1.39          0.95
Modified Duration (yrs.)*       4.97          3.64          2.83           2.27          1.87          1.30          0.91
First Principal Payment
  Date                      Sep 25, 2001  Sep 25, 2001  Sep 25, 2001   Sep 25, 2001  Sep 25, 2001  Sep 25, 2001  Sep 25, 2001
Last Principal Payment Date Aug 25, 2028  Sep 25, 2022  Sep 25, 2017   Sep 25, 2015  Feb 25, 2013  Oct 25, 2009  Jul 25, 2004
Payment Windows (mos.)           324           253           193           169            138           98            35

M-1 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             10.45         7.32          5.50           4.53          4.02          3.80          4.32
Modified Duration (yrs.)*       8.00          5.98          4.70           3.98          3.59          3.43          3.83
First Principal Payment
  Date                      Jul 25, 2006   Dec 25, 2004 Sep 25, 2004   Oct 25, 2004  Nov 25, 2004  Mar 25, 2005  Jul 25, 2004
Last Principal Payment Date Feb 25, 2021  Jun 25, 2016  Oct 25, 2012   Jun 25, 2010  Oct 25, 2008  Aug 25, 2006  Sep 25, 2007
Payment Windows (mos.)           176           139           98             69            48            18            39

M-2 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             10.22         7.13          5.35           4.39          3.86              3.50      3.94
Modified Duration (yrs.)*       7.65          5.74          4.52           3.82          3.42          3.14          3.49
First Principal Payment
   Date                     Jul 25, 2006   Dec 25, 2004 Sep 25, 2004   Oct 25, 2004  Oct 25, 2004  Dec 25, 2004  Mar 25, 2005
Last Principal Payment Date Apr 25, 2019  Jan 25, 2015  Sep 25, 2011   Jul 25, 2009  Jan 25, 2008  Feb 25, 2006  Feb 25, 2006
Payment Windows (mos.)           154           122           85             58            40            15            12

M-3 (To Maturity)
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             9.82          6.68          5.00           4.09          3.59          3.21          3.36
Modified Duration (yrs.)*       7.15          5.31          4.18           3.53          3.16          2.86          2.97
First Principal Payment
   Date                     Jul 25, 2006   Dec 25, 2004 Sep 25, 2004   Sep 25, 2004  Sep 25, 2004  Oct 25, 2004  Nov 25, 2004
Last Principal Payment Date Nov 25, 2016  Nov 25, 2012  Dec 25, 2009   Mar 25, 2008  Dec 25, 2006  May 25, 2005  Mar 25, 2005
Payment Windows (mos.)           125           96            64             43            28             8             5

* Modified duration calculated assuming a price of 100.00%.

--------------------------------------------------------------------------------
   THIS PAGE MUST BE ACCOMPANIED BY A DISCLAIMER. IF YOU DID NOT RECEIVE SUCH
     A DISCLAIMER, PLEASE CONTACT FIRST UNION SECURITIES, INC. IMMEDIATELY.
--------------------------------------------------------------------------------

Series Term Sheet Dated August 21, 2001
NovaStar Home Equity Loan Asset-Backed Certificates, Series 2001-2
--------------------------------------------------------------------------------


                             BOND SUMMARY (to Call)
                             ----------------------

A-1 (To Call)
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             5.84          3.98          2.96           2.32          1.87          1.28          0.94
Modified Duration (yrs.)*       4.80          3.45          2.65           2.12          1.73          1.21          0.90
First Principal Payment
   Date                     Sep 25, 2001  Sep 25, 2001  Sep 25, 2001   Sep 25, 2001  Sep 25, 2001  Sep 25, 2001  Sep 25, 2001
Last Principal Payment Date Jul 25, 2016  Jan 25, 2012  May 25, 2009   Sep 25, 2007  Jul 25, 2006  Feb 25, 2005  Feb 25, 2004
Payment Windows (mos.)           179           125           93             73            59            42            30

M-1 (To Call)
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             10.00         6.81          5.11           4.22          3.77          3.45          2.45
Modified Duration (yrs.)*       7.78          5.68          4.44           3.76          3.40          3.14          2.28
First Principal Payment
   Date                     Jul 25, 2006  Dec 25, 2004  Sep 25, 2004   Oct 25, 2004  Nov 25, 2004  Feb 25, 2005  Feb 25, 2004
Last Principal Payment Date Jul 25, 2016  Jan 25, 2012  May 25, 2009   Sep 25, 2007  Jul 25, 2006  Feb 25, 2005  Feb 25, 2004
Payment Windows (mos.)           121           86            57             36            21             1             1

M-2 (To Call)
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             10.00         6.81          5.10           4.20          3.70          3.39          2.45
Modified Duration (yrs.)*       7.55          5.56          4.36           3.68          3.30          3.06          2.26
First Principal Payment
   Date                     Jul 25, 2006  Dec 25, 2004  Sep 25, 2004   Oct 25, 2004  Oct 25, 2004  Dec 25, 2004  Feb 25, 2004
Last Principal Payment Date Jul 25, 2016  Jan 25, 2012  May 25, 2009   Sep 25, 2007  Jul 25, 2006  Feb 25, 2005  Feb 25, 2004
Payment Windows (mos.)           121           86            57             36            22             3             1

M-3 (To Call)
-------------------------------------------------------------------------------------------------------------------------------
Prepayments (PPC)                50%           75%          100%           125%          150%          200%          250%
-------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)             9.81          6.65          4.98           4.08          3.58          3.21          2.45
Modified Duration (yrs.)*       7.15          5.29          4.17           3.52          3.15          2.85          2.23
First Principal Payment
   Date                     Jul 25, 2006  Dec 25, 2004  Sep 25, 2004   Sep 25, 2004  Sep 25, 2004  Oct 25, 2004  Feb 25, 2004
Last Principal Payment Date Jul 25, 2016  Jan 25, 2012  May 25, 2009   Sep 25, 2007  Jul 25, 2006  Feb 25, 2005  Feb 25, 2004
Payment Windows (mos.)           121           86            57             37            23             5             1


*    Modified duration calculated assuming a price of 100.00%.

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